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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 25, 2003


                            TRINITY INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)


                  Delaware
       (State or other jurisdiction of                           1-6903                                     75-0225040
               incorporation)                           (Commission File Number)                (IRS Employer Identification No.)

            2525 Stemmons Freeway
                Dallas, Texas                                                                               75207-2401
  (Address of principal executive offices)                                                                  (Zip Code)

       Registrant's telephone number, including area code: (214) 631-4420

                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS.

         On June 25, 2003, Trinity Industries, Inc. issued and sold 600 shares of Series B Redeemable Convertible Preferred Stock to TI Investments, LLC ("TII") for gross proceeds of $60,000,000 pursuant to a purchase agreement dated as of that date. The purchase agreement contains certain provisions that require TII and its affiliates (i) to vote the Series B preferred stock (and any shares of common stock issued upon redemption or conversion of, or payment of dividends on, the Series B preferred stock) in accordance with the recommendations or direction of our board of directors (Section 3.3) and (ii) to not beneficially own more than ten percent of our common stock (Section 3.4). The shares of preferred stock and up to 3,500,000 shares of common stock issuable upon redemption or conversion of, or payment of dividends on, the Series B preferred stock, were registered under Trinity's shelf registration statement on Form S-3 (333-96921).

         The press release announcing the sale of the preferred stock is attached hereto as Exhibit 99.1. The certificate of designations, the purchase agreement, the opinion of Haynes and Boone, LLP and the computation of ratio of earnings to fixed charges are attached hereto as Exhibits 4.12, 4.13, 5.1 and 12.1, respectively.

ITEM 7. EXHIBITS.

(c)      Exhibits


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
         4.12 Certificate of Designations of Series B Redeemable Convertible Preferred Stock of Trinity Industries, Inc.

         4.13 Purchase Agreement dated as of June 25, 2003 by and between Trinity Industries, Inc. and TI Investments, LLC.

         5.2 Opinion of Haynes and Boone, LLP regarding legality of securities.

         12.2     Computation of Ratio of Earnings to Fixed Charges.

         99.1     Press Release dated June 25, 2003.
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                                    * * * * *



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Trinity Industries, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            TRINITY INDUSTRIES, INC.

Dated: June 27, 2003
                                            By:  /s/ MICHAEL G. FORTADO
                                               ---------------------------------
                                            Name:  Michael G. Fortado
                                            Title: Vice President and Secretary



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                                  EXHIBIT INDEX



         Exhibit
         Number       Description
         -------      -----------
           4.12       Certificate of Designations of Series B Redeemable
                      Convertible Preferred Stock of Trinity Industries, Inc.

           4.13 Purchase Agreement dated as of June 25, 2003 by and between Trinity Industries, Inc. and TI Investments, LLC.

           5.2 Opinion of Haynes and Boone, LLP regarding legality of securities.

           12.2       Computation of Ratio of Earnings to Fixed Charges.

           99.1       Press Release dated June 25, 2003.